EXHIBIT 10.1*

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

*CONFIDENTIAL TREATMENT

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION. BRACKETS AND “*” AND BRACKETS AND “+” HAVE BEEN USED TO IDENTIFY INFORMATION WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Multimodal Technologies, Inc. 319 South Craig Street Pittsburgh, PA 15213 http://www.mmodal.com
Always Understanding™

M*Modal

Clinical Documentation Solution Agreement

Cover Page

This Clinical Documentation Solution Agreement, consisting of this cover page, the attached terms and conditions (the “Terms and Conditions”), and any and all attachments and effective schedules to the Terms and Conditions, as well as any and all terms and conditions contained within such attachments and effective schedules (collectively, the “Agreement”), is made and entered into as of September 1, 2006 (the “Effective Date”), by and between M*Modal, as defined below, and Client, as defined below.

M*Modal	Client
Description: Multimodal Technologies, Inc., a corporation duly formed and existing under the laws of the Commonwealth of Pennsylvania	Description: Transcend Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware

Principal Place of Business: 319 South Craig Street Pittsburgh, Pennsylvania 15213	Principal Place of Business: 945 East Paces Ferry Road, Suite 1475 Atlanta, Georgia 30326

Notice Recipient(s) and Address(es): Michael Finke, President and CEO Multimodal Technologies, Inc. 319 South Craig Street Pittsburgh, Pennsylvania 15213	Notice Recipient(s) and Address(es): Lance Cornell, CFO Transcend Services, Inc. 945 East Paces Ferry Road, Suite 1475 Atlanta, GA 30326

M*Modal	Client

By: /s/ Michael Finke (Authorized Signature)	By: /s/ Lance Cornell (Authorized Signature)

Michael Finke Typed or Printed Name	Lance Cornell Typed or Printed Name

CEO Title	C.F.O. Title

10/30/06 Date	10/26/06 Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal

Clinical Documentation Solution Agreement

Terms and Conditions

In exchange for the covenants and promises set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.	Definitions

The following terms, when used with initial capital letters in this Agreement, shall have the following, corresponding definitions:

a.	Product-related definitions:

i.	“AnyModal CDS Service” means the M*Modal software and software-based service described in Attachment A1 to these Terms and Conditions. “AnyModal CDS Editing Tools” means the M*Modal software described in Attachment A1 to these Terms and Conditions. “AnyModal CDS” means, collectively, the AnyModal CDS Service and the AnyModal CDS Editing Tools. Client acknowledges and agrees that it has received and accepted delivery of AnyModal CDS.

ii	“Clinical Specialty” means a generally recognized and standard medical treatment-related specialty within a physician practice, clinic or hospital. “Dictating Physician” means a medical specialist within a Clinical Specialty who documents medical processes relating to such Clinical Specialty through dictation. “Enroll” means to create, from a certain collection of data as described in Attachment B or in an SOW (defined in section 3, below) under which M*Modal performs any legacy enrollment services, as applicable (the “Dictating Physician Information”), amongst other sources of data, a set of acoustic, language and natural language understanding models to be used in connection with the AnyModal CDS Service for a particular Dictating Physician that (a) models such Dictating Physician’s dictation habits and documentation practices presented by the data, (b) is used primarily to process dictation recordings of such Dictating Physician, and (c) is automatically updated from time to time using an appropriate sampling of material from the Dictating Physician’s dictation recordings with the associated Dictating Physician’s reviewed/edited AnyModal CDS Draft Reports as submitted by the Client Workflow System (a “Dictating Physician Model Set”). “Activated Dictating Physician” means a Dictating Physician whose status has been changed through the AnyModal CDS Service to “activated” either in accordance with the Enrollment Procedures set forth in Attachment B to these Terms and Conditions (which Enrollment Procedures shall be expressly acknowledged and agreed to by Client) or as a result of any legacy enrollment services performed by M*Modal in accordance with an SOW (defined in section 3, below).

iii	“Draft Report” means a draft medical report transcript created by the AnyModal CDS Service as a result of submission by Client Workflow System to the AnyModal CDS Service of an Activated Dictating Physician dictation recording, which draft medical report transcript is designed for (y) review and, to the extent necessary, editing by medical transcription personnel through use of the AnyModal CDS Editing Tools, and (z) subsequent submission by Client Workflow System of the reviewed/edited transcript to the AnyModal CDS Service to obtain a Structured Medical Report (defined in this paragraph) which, using additional AnyModal CDS functionality, may be converted to a Final Medical Report (defined in this paragraph). “Structured Medical Report” means a structured document representing a medical report customized for the applicable Clinical Specialty using the HL7® CDA (Clinical Document Architecture) standard. For avoidance of doubt, the AnyModal CDS Service creates a Structured Medical Report as a result of submission to the AnyModal CDS Service of a reviewed/edited Draft Report. “Final Medical Report” means a Structured Medical Report as converted into a text document based on Microsoft® Word 2000 or Microsoft® Word 2003, RTF (rich text format), PDF (portable document format), or any other file format expressly agreed upon by the Parties in writing.

iv	“Process” or “Processing” means to convert to textual representation the recognized words within an audio dictation recording.

b.	“Client Customer” means a physician practice, clinic or hospital that has engaged Client to provide the service of transcribing dictation recordings of clinical information into textual medical reports.

c.	“Client Workflow System” means Client’s clinical documentation workflow software designed to enable (i) submission of voice files to AnyModal CDS, (ii) workflow from Client Customers to medical transcription personnel, (iii) quality assurance of transcribed documents, and (iv) distribution of textual medical reports to medical specialists,

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

in addition to working with AnyModal CDS as described in Attachment A1 and A2 to these Terms and Conditions and in the Enrollment Procedures set forth in Attachment B to these Terms and Conditions.

d.	“Confidential Information” means business or technical information, including, without limitation, all third-party information, disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”), in whatever form or medium, tangible or intangible, that (i) was or is so disclosed to the other Party as part of, or in connection with, this Agreement, or in connection with any of the activities contemplated by this Agreement, (ii) is designated, either in writing or orally, as confidential at or within a reasonable time after such disclosure, or (iii) by the nature of the circumstances surrounding such disclosure, ought, in good faith, to be treated as confidential information of the Disclosing Party, whether or not such information is identified as such by the Disclosing Party, including, without limitation, information that has or could have commercial value or other utility in the business or prospective business of the Disclosing Party, as well as information of which unauthorized disclosure could be detrimental to the interests of the Disclosing Party. Without limiting the foregoing, all patient data, as well as any other data subject to confidentiality as required by law, rule or regulation (including, without limitation, the Health Insurance Portability and Accountability Act of 1996) shall be deemed Confidential Information. Without limiting the foregoing, the Parties expressly agree that the existence and the terms and conditions of this Agreement constitute Confidential Information.

e.	“Derivative Work” means (i) any modification, improvement, enhancement or Update (defined below in this section 1) or other change of or to the Licensed Technology (defined below in this section 1), and, without limiting the foregoing, (ii) (x) any work based upon such Licensed Technology that, if prepared, used or distributed without authorization from M*Modal, would constitute copyright infringement under applicable law, (y) any new material, manufacture, invention, information, or data derived from M*Modal information or an M*Modal trade secret that, if prepared, manufactured, sold, practiced, used or distributed without authorization from M*Modal, would constitute misappropriation of the trade secret under applicable law, and (z) any preparation, manufacture, sale, practice, use or distribution of an invention that, without authorization from M*Modal, would constitute patent infringement under applicable law.

f.	“Error” means a mistake, problem or defect that causes an incorrect functioning of Object Code (defined below in this section 1), if such mistake, problem or defect either (i) renders the Object Code inoperable, or (ii) causes the Object Code to fail to meet any specifications established by the Parties in writing. “Update” means any modification or revision to Object Code (defined below in this section 1) or Source Code (defined below in this section 1) that corrects an Error, supports a new release of the operating system with which the Object Code is expressly designed to operate, or provides other incidental updates or corrections. (For avoidance of doubt, the term Update does not include any modification or revision to Object Code or Source Code that is separately priced, distributed or marketed by M*Modal.)

g.	“Intellectual Property” means any and all rights created under laws governing patents, copyrights, mask works, trade secrets, trademarks, publicity rights, and any other law that gives a person or entity a right to control or preclude another person or entity’s right to use, copy, display, distribute, manufacture, sell, access or otherwise exploit works, inventions, materials or information on the basis of the holder-of-right’s interest in such works, inventions, materials or information, and includes, without limitation, software and all know-how, trade secrets, copyrights, and patentable inventions relating thereto, as well as materials, notes, designs, technical data, ideas, research, reports, documentation and other similar information.

h.	“Internal” or “Internally” means, with respect to any action capable of being taken by a Party (defined below in this section 1) under this Agreement, that such action may be taken only by employees of such Party acting within the scope of their employment.

i.	“Licensed Technology” means any technology to which Client is specifically granted a license under one or more License Grant/Restrictions Schedules described in section 5, below.

j.	“Object Code” means a computer software program assembled or compiled in binary form on software media that is readable and usable by machine, but not generally readable by humans without reverse assembly, reverse compiling, reverse engineering, or similar action. Notwithstanding anything to the contrary in the foregoing, the term Object Code specifically excludes any item that otherwise constitutes Source Code (defined in this paragraph). “Source Code” means the human-readable form of computer programming code and related system documentation, including, without limitation, documentation relating to sequencing, organization and architecture, as well as comments, programmer notes, and procedural languages.

k.	“Party” means, as applicable, M*Modal or Client. “Parties” means, collectively, M*Modal and Client.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

2.	AnyModal CDS Production

During the Production Term, M*Modal shall provide Client with the selected level of AnyModal Production, and Client shall pay to M*Modal the corresponding fees (the “Production Fees”), in each case in accordance with the production requirements set forth in Attachment C to these Terms and Conditions.

3.	Professional Services

M*Modal shall provide Client with any requested legacy enrollment services during the Production Term (defined in paragraph 10.a, below), and may also provide Client with other mutually agreed upon professional services (including, without limitation, consulting services), in each case through one or more attached Statement of Work Schedules (each, an “SOW”) (with any requested legacy enrollment services provided under an SOW in the form set forth in Attachment D to these Terms and Conditions), and the Parties shall designate within the relevant SOW the corresponding fees (the “Professional Services Fees”) to be paid by Client. To the extent any such professional services are provided by M*Modal on a time and materials basis, Client shall pay for M*Modal’s time and, unless otherwise expressly agreed to by the Parties in writing, M*Modal’s materials in accordance with the rates set forth in Attachment E to these Terms and Conditions, which rates may, in M*Modal’s discretion, be subject to a yearly increase each January 1 [*******************************************************************************************

*****************] upon thirty (30) days prior written notice to Client of such increase in rates (the “Rates”). Without limiting the foregoing, to the extent M*Modal provides Client with assistance in transitioning certain portions of AnyModal CDS to Client’s data center in anticipation of, or during, the Non-Production Term (defined in paragraph 10.b, below), Client shall pay M*Modal for such services at the then-current Rates plus the actual cost of materials. Each SOW shall be valid and binding only when signed by both Parties and the term of each such SOW shall be expressly provided in such SOW.

4.	Product Maintenance and Support; Security

a.	M*Modal may provide Client with mutually agreed upon maintenance and support services pursuant to the terms and conditions of one or more attached Maintenance and Support Schedules, and the Parties shall designate within the relevant Maintenance and Support Schedule the corresponding fees (the “M&S Fees”) to be paid by Client. Each Maintenance and Support Schedule shall be valid and binding only when signed by both Parties and the term of each such Maintenance and Support Schedule shall be expressly provided in such Maintenance and Support Schedule.

b.	During the Production Term of this Agreement:

i.	M*Modal shall keep in place network security reasonably necessary to monitor and protect against unauthorized access to M*Modal’s systems and network. M*Modal shall restrict access to the M*Modal systems and network to qualified employees of M*Modal, qualified consultants and contractors assisting with the maintenance and support of computing infrastructure within M*Modal’s data processing facilities (if and when accompanied by one or more qualified M*Modal employees), SunGard Availability Services (acting within the scope of its collocation and hosting agreement with M*Modal), and, in the event of an operational review under paragraph (b)(iv) of this section 4, employees of Client specifically designated by Client. M*Modal shall undertake and perform commercially reasonable measures to ensure the security, confidentiality, and integrity of all Confidential Information and other information transmitted to M*Modal, including, without limitation: (w) firewall protection; (x) maintenance of independent archival and backup copies of all content; (y) encryption of information; and (z) protection from any network attack and other malicious harmful or disabling data, work, code or program.

ii.	M*Modal shall notify Client of any material breach of security that is likely to have an effect on systems (including hardware and software) used by Client as soon as practicable after detection by M*Modal. M*Modal shall use its commercially reasonable efforts to respond to security incidents and keep Client reasonably informed of the incident, actions taken to respond to it and measures taken to correct it.

iii	Beginning January 1, 2007, M*Modal shall (x) provide business continuity, disaster recovery, and backup capabilities and facilities, through which M*Modal will be able to perform its obligations hereunder with minimal disruptions or delays, (y) provide to Client, upon request, copies of its written business continuity, disaster recovery, and backup plan(s), and (z) both periodically update and test the operability of any such recovery plan and implement each such plan upon the occurrence of a disaster.

iv.	Client shall have the right to Internally perform an operational review with respect to M*Modal’s performance of paragraphs (b)(i)-(iii) of this section 4, including without limitation, any obligation of M*Modal related to

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

security, as follows: Once per year or upon reasonable request by Client’s lenders or accountants, M*Modal shall grant Client reasonable access, subject to M*Modal’s standard security escort policies, during normal business hours and upon seven (7) calendar days’ prior written notice, to the portion of M*Modal’s data processing facilities relevant to M*Modal’s obligations under paragraphs (b)(i)-(iii) of this section 4. M*Modal shall provide Client with such information and assistance reasonably requested in order to perform such operational reviews, provided that M*Modal’s provision of such information or assistance does not (x) violate any obligation of confidentiality that M*Modal owes to a third party (other than Client), or any federal and state laws and regulations regarding the confidential and secure treatment of individually identifiable health information, (y) does not reveal M*Modal’s Source Code, and (z) does not reveal any highly sensitive trade secret of M*Modal that M*Modal otherwise would not have disclosed to Client under this Agreement.

5.	License

M*Modal shall grant Client, pursuant to the terms and conditions of one or more attached License Grant/Restrictions Schedules, a license to use the applicable functionality of AnyModal CDS as AnyModal CDS may, from time to time, be adapted for Client, and the Client shall pay the corresponding fees (the “License Fees”) as provided in such License Grant/Restrictions Schedule. Each License Grant/Restrictions Schedule shall be valid and binding only when signed by both Parties and the term of each such License Grant/Restrictions Schedule shall be expressly provided in such License Grant/Restrictions Schedule.

6.	Payment of Fees

a.	Remittance Process: Unless the Parties otherwise agree in writing (including, without limitation, in an attachment or a schedule to this Agreement), Client shall pay to M*Modal the Production Fees, Professional Services Fees, M&S Fees, License Fees, and any other monies payable by Client under this Agreement (including any attachment or schedule to these Terms and Conditions) not later than thirty (30) calendar days after Client receives an invoice from M*Modal for such amounts.

b.	If Client disputes any Production Fees, Professional Service Fees, M&S Fees, License Fees, or other amounts payable to M*Modal hereunder (including any attachment or schedule to these Terms and Conditions), it shall notify M*Modal in writing at the time such Fees or other amounts are due and such notice (a “Dispute Notice”) shall provide reasonable detail regarding the amount and nature of the dispute. Upon delivery of such Dispute Notice, the Parties agree to negotiate the resolution of any such dispute in good faith. In the event the Parties are unable to resolve such dispute within thirty (30) calendar days of delivery of the Dispute Notice, M*Modal may submit such dispute to binding arbitration under the then-effective Expedited Commercial Arbitration Rules of the American Arbitration Association.

c.	Taxes: The Production Fees, Professional Services Fees, M&S Fees, License Fees, and any other monies payable by Client under this Agreement are exclusive of all applicable taxes, including, without limitation, excise, sales, use, added value, and customs, duties or governmental impositions, and similar taxes or fees, now in force or enacted in the future, and Client shall have sole responsibility for the payment of such taxes, with the exception of taxes on M*Modal’s net income.

d.	Delinquent Payment: For each calendar month (or any prorated portion thereof) during which payment of the Production Fees, Professional Services Fees, M&S Fees, License Fees, or any other monies payable by Client under this Agreement is delinquent, a late fee of one and one-half percent (1.5%) of the amount due shall automatically be charged by M*Modal and due with such payment. M*Modal will charge said interest only on undisputed invoices, fees, charges or expenses.

7.	Confidentiality; Intellectual Property; Dictating Physicians Model Set

a.	Non-Disclosure of Confidential Information: Each Party shall use its best efforts to hold and maintain in strictest confidence the Confidential Information of the other Party. Without limiting the generality of the foregoing statement, absent express, written consent of the other Party (which written consent may be provided in one or more License Grant/Restrictions Schedules to these Terms and Conditions), neither Party shall disclose the other Party’s Confidential Information to any third party (including, without limitation, a consultant or independent contractor) and each Receiving Party shall protect the confidentiality of the Confidential Information furnished by the Disclosing Party with at least the same degree of care the Receiving Party uses to safeguard its own highly sensitive, proprietary information, and, in any event, shall exercise not less than the standard of care necessary to maintain and protect trade secret status for the Confidential Information (whether or not such Confidential Information actually constitutes a trade secret), and each Party shall store the other Party’s Confidential Information in a safe and secure location.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

b.	Use of Confidential Information: Absent express, written consent of the other Party (which written consent may be provided in one or more License Grant/Restrictions Schedules to these Terms and Conditions), each Party shall only receive and use the other Party’s Confidential Information Internally and as strictly necessary to perform its respective obligations under this Agreement. In doing so, each Party shall provide such Confidential Information only to those of its employees who have a legitimate “need to know” to effect such purpose, and who are bound in writing to exercise the degree of care imposed by this Agreement with respect to the other Party’s Confidential Information. Upon written request of the Disclosing Party, unless compliance with such request would otherwise conflict with the terms and conditions of this Agreement, the Receiving Party shall promptly return to the Disclosing Party all documents and other tangible objects containing or representing Confidential Information previously furnished by the Disclosing Party, along with any all copies thereof.

c.	Ownership of Confidential Information: The Parties expressly acknowledge that, at all times, each Disclosing Party retains any and all right, title and interest in and to its own Confidential Information and any Intellectual Property attendant to such Confidential Information. To the extent the Receiving Party or its personnel acquires, by operation of law, any right, title or interest in or to the Disclosing Party’s Confidential Information or such Intellectual Property, such Receiving Party irrevocably assigns all such right, title and interest exclusively to the Disclosing Party. Each Party shall maintain and enforce agreements and policies with its personnel sufficient to give effect to this paragraph 7.c.

d.	Exclusion(s) of Liability: Notwithstanding the above, the Receiving Party shall not have liability to the Disclosing Party with regard to any Confidential Information of the Disclosing Party that (i) is shown by written documentation to be already in the possession of, known to, or independently developed by the Receiving Party prior to disclosure hereunder and prior to such Receiving Party having an obligation of confidentiality with respect to such Confidential Information, in each case, provided that, to the extent such Confidential Information was obtained by the Receiving Party from a third party, such third party did not commit a breach of an obligation of confidence with respect to such Confidential Information, (ii) becomes publicly available through no fault or breach of the Receiving Party, (iii) is shown by written documentation to have been obtained by the Receiving Party from a third party without breach by such third party of an obligation of confidence with respect to the Confidential Information disclosed, or (iv) as demonstrated through written documentation, has been or is developed by the Receiving Party independently of (e.g., without use of) any such Confidential Information disclosed by the Disclosing Party.

e.	Lawful Order and Reference Exception(s): In the event a Receiving Party is requested to disclose Confidential Information of a Disclosing Party pursuant to the lawful order of a court of law or as otherwise required by applicable law, regulation or judicial order, the Receiving Party may disclose such Confirmation Information, provided the Receiving Party promptly provides the Disclosing Party with written notification of the underlying request for disclosure and takes any and all action (at the request and expense of the Disclosing Party) necessary to preserve the confidential nature of the Confidential Information, including, without limitation, moving to put in place an appropriate protective order. Notwithstanding the foregoing, the Parties expressly agree that Client shall be able to disclose the existence (but not the terms or conditions) of this Agreement to the Securities and Exchange Commission in accordance with any reporting requirements of the Securities and Exchange Commission with which Client must, by law, comply; and, to the extent one or more of the terms or conditions of this Agreement, under a reasonable interpretation of relevant law, are required to be disclosed to the Securities and Exchange Commission, the Parties shall mutually agree, in writing, prior to any such disclosure, upon which terms and conditions shall be so disclosed and which terms and conditions shall be redacted (or otherwise withheld from disclosure). In the event that the Parties cannot mutually agree regarding the requisite disclosure to the Securities and Exchange Commission, the securities counsel of the Party objecting to the disclosure of certain terms and conditions shall issue a legal opinion regarding the appropriateness of such nondisclosure at the expense of the objecting Party and the disclosure shall be made in conformity with such opinion.

f.	Confidentiality Term: Each Party expressly acknowledges and agrees that, notwithstanding the termination or expiration of this Agreement, the obligations regarding Confidential Information imposed by this Agreement shall continue in perpetuity following the date of such termination or expiration.

g.	Intellectual Property Ownership/Rights: Except for the limited license(s) granted herein, all right, title and interest in and to the Licensed Technology (or any portion thereof), M*Modal’s Confidential Information, and all Intellectual Property attendant to such Licensed Technology and M*Modal’s Confidential Information (individually and collectively, the “M*Modal Technology, Information and IP”) are retained by M*Modal, and this Agreement shall not be construed to grant to Client any right or license to such M*Modal Technology, Information and IP, whether by implication, estoppel or otherwise, except as expressly provided. Neither Derivative Works made by Client of the M*Modal Technology, Information and IP, nor Derivative Works made by M*Modal of the M*Modal Technology, Information and IP as a result of feedback from Client, shall provide any basis for any claim of right by Client to the

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CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal Technology, Information and IP, or to such Derivative Works, and, subject to the requirements imposed by the Health Insurance Portability and Accountability Act of 1996 and the rules and regulations promulgated thereunder, all Derivative Works shall remain the exclusive property of M*Modal. To the extent Client or its personnel acquires any such right, title or interest therein by operation of law, Client irrevocably assigns all such right, title and interest exclusively to M*Modal, and shall maintain and enforce agreements and policies with its personnel sufficient to give effect to this paragraph 7.g. Except as expressly provided herein, M*Modal does not grant to Client any right to any other M*Modal intellectual property, including, without limitation, any patent, copyright, trademark, or trade secret right. Without limiting the foregoing, to assist Client in effecting API level implementation of the Licensed Technology, the Parties have exchanged and may continue to exchange ideas, suggestions and other information about the manner in which Client has developed or configured or may develop or configure the Client Workflow System to work in connection with AnyModal CDS, and the Parties agree that such exchange shall not limit or otherwise affect M*Modal’s ability to create, develop, configure and own outright workflow integration software or clinical documentation workflow software with functionality similar to that contained in the Client Workflow System. Other than as strictly necessary to seek assistance from M*Modal in effecting API level implication of the Licensed Technology, Client shall use best efforts not to reveal to M*Modal any trade secret or other Intellectual Property right of Client related to the Client Workflow System or any other of Client’s technology.

h.	Intellectual Property Protection: Client shall use best efforts to protect the M*Modal Technology, Information and IP from unauthorized use by agents of Client (such as medical transcription personnel and other employees) and by third parties. Absent the prior, written consent of M*Modal, Client shall not alter or remove any trademark, copyright, trade secret, patent, proprietary or other legal notice or legend contained in or on copies of the Licensed Technology (or any portion thereof) or M*Modal’s Confidential Information, and Client acknowledges and agrees that the splash screen displayed during use of the Editing Tools shall indicate that such Editing Tools are licensed to Client in accordance with the terms and subject to the conditions of this Agreement

i.	Use of Data: Notwithstanding anything to the contrary in this Agreement, unless the Parties otherwise expressly agree in writing, M*Modal has and shall continue to have the perpetual fully paid-up, transferable (to an entity into which M*Modal has merged or that has otherwise acquired all or substantially all of M*Modal’s business and assets to which this Agreement pertains only) and worldwide right to collect, aggregate and use the dictation recordings received from Client, the associated Draft Reports, Structured Medical Reports and Final Medical Reports, the information received from Client under any SOW to this Agreement pursuant to which M*Modal performs any legacy enrollment procedures, any other clinical information received from Client, and any other information that the Parties expressly make subject to this paragraph 7.i (collectively, “Clinical Data”) for the purposes of compiling the Clinical Data and using research, statistical analyses, models, benchmark reports and other analyses derived from the Clinical Data (collectively, “Aggregate Data”) to improve or otherwise modify its products and services as such products and services are described in this Agreement or to create new products and services within the realm of speech understanding functionality contained in AnyModal CDS as of the Effective Date, provided that the Aggregate Data shall be used only in an aggregated or statistical form (or both) and shall be de-identified consistent with the standards set forth in 45 C.F.R. section 164.514(b). To the extent that any Aggregate Data is so compiled or used by M*Modal, such Aggregate Data and any product or service improvements, modifications or inventions and any new products or services relating to or based on such Aggregate Data shall be solely owned by M*Modal and may be used by M*Modal for any lawful business purpose without a duty of accounting to Client. Nothing in this paragraph 7.i shall limit Client’s right to collect, aggregate and use, for its own purposes, any clinical data provided by Client to M*Modal (“Client Aggregated Data”). Any such Client Aggregated Data and any product or service related to or based on such Client Aggregated Data shall be solely owned by Client (provided such product or service does not infringe any separate Intellectual Property right of M*Modal) and may be used by Client for any lawful purpose without a duty of accounting to M*Modal.

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8.	Limited Representations and Warranties; Limited Liability

a.	Representations and Warranties – Professional Services: M*Modal represents and warrants: (a) that it shall perform all professional services and the maintenance and support services under this Agreement in a professional manner consistent with industry practice; and (b) that it will provide qualified and trained personnel to perform the professional services. OTHER THAN AS EXPRESSLY STATED IN THIS AGREEMENT OR A SCHEDULE TO THESE TERMS AND CONDITIONS, AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, M*MODAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO SUCH SERVICES, OR ANY OTHER SERVICES PROVIDED OR RENDERED IN

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CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THAT M*MODAL’S SERVICES WILL MEET CLIENT’S REQUIREMENTS, AND M*MODAL EXPRESSLY DISCLAIMS THE IMPLIED WARRANTY OF MERCHANTABILITY, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTY OF NONINFRINGEMENT.

b.	Representations and Warranties – Products: M*Modal represents and warrants that, for a period of ninety (90) days immediately following the Effective Date (the “Warranty Period”), AnyModal CDS shall perform substantially in accordance with all functional specifications set forth in Attachment A2 to these Terms and Conditions. NOTWITHSTANDING THE FOREGOING, CLIENT EXPRESSLY ACKNOWLEDGES AND AGREES THAT ANY SPEECH RECOGNITION ERROR RATE DEPENDS ON VARIOUS EXTERNAL CONDITIONS, SUCH AS RECORDING SETUP, INTELLIGIBILITY OF UTTERED SPEECH, AND BACKGROUND NOISE, AND THEREFORE TRANSCRIPTION WILL NOT BE ONE HUNDRED PERCENT (100%) ACCURATE. IN THE EVENT CLIENT NOTIFIES M*MODAL IN WRITING WITHIN THE WARRANTY PERIOD THAT ANYMODAL CDS IS NOT FUNCTIONING SUBSTANTIALLY IN ACCORDANCE WITH THE FUNCTIONAL SPECIFICATIONS, M*MODAL SHALL USE COMMERCIALLY REASONABLE EFFORTS, AS ELECTED BY M*MODAL WITHIN ITS SOLE DISCRETION, TO (A) CORRECT THE ERROR, (B) REPLACE ANYMODAL CDS WITH A FUNCTIONAL EQUIVALENT, OR (C) RETURN TO CLIENT ANY AMOUNTS PAID BY CLIENT UNDER THIS AGREEMENT PRIOR TO AND DURING THE WARRANTY PERIOD, AND, IF M*MODAL SO ELECTS UPON RETURN OF SUCH AMOUNTS, TO RIGHTFULLY TERMINATE THIS AGREEMENT. THE REMEDY FOR BREACH OF THE ABOVE WARRANTY SHALL BE LIMITED TO SAID CORRECTION, REPLACEMENT OR REPAYMENT AS PROVIDED HEREIN. OTHER THAN AS EXPRESSLY STATED IN THIS AGREEMENT OR ANY SCHEDULE OR EXHIBIT TO THIS AGREEMENT AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, M*MODAL MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AS TO THE LICENSED TECHNOLOGY (OR ANY PORTION THEREOF) OR ANY OTHER ITEMS PROVIDED IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THAT THE LICENSED TECHNOLOGY (OR ANY PORTION THEREOF) WILL MEET CLIENT’S REQUIREMENTS, AND M*MODAL EXPRESSLY DISCLAIMS THE IMPLIED WARRANTY OF MERCHANTABILITY, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTY OF NONINFRINGEMENT.

c.	LIABILITY: TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY DISCLAIMS ANY AND ALL LIABILITY TO THE OTHER UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER THEORY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INFORMATION, BUSINESS INTERRUPTION, AND PERSONAL INJURY) ARISING UNDER THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH THE SERVICES, PRODUCTS (OR ANY PORTION THEREOF). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, CLIENT ALONE (NOT M*MODAL) ASSUMES THE RISK FOR ANY HARM OR DAMAGE TO CLIENT PROPERTY AS A RESULT OF CLIENT’S USE OF ANY SERVICES OR PRODUCTS (OR ANY PORTION THEREOF) OR M*MODAL’S CONFIDENTIAL INFORMATION, INCLUDING, WITHOUT LIMITATION, ANY HARM OR DAMAGE NECESSITATING REPAIR, EVEN IF M*MODAL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH HARM OR DAMAGE. IN NO EVENT SHALL EITHER PARTY’S LIABILITY TO THE OTHER EXCEED THE GREATER OF $400,000.00 OR THE TOTAL AMOUNTS PAID OR DUE TO BE PAID TO M*MODAL BY CLIENT UNDER THIS AGREEMENT. Notwithstanding anything to the contrary in this Agreement, the limitations of liability set forth in this paragraph 8.c shall not apply to (i) either Party’s willful misconduct, (ii) any breach by either Party (including such Party’s agents or independent contractors) of the confidentiality obligations under this Agreement or of any obligation set forth in, or right granted under, section 7, above, and (iii) either Party’s indemnification obligations set forth below.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

9.	Indemnification

a.	M*Modal Indemnification.

i.	M*Modal agrees to defend, indemnify and hold harmless Client with respect to damages, costs and expenses (including, without limitation, reasonable attorney fees and litigation costs) incurred by Client as a result of any claim, demand, suit, judgment, legal action, request for a temporary restraining order or preliminary injunction, judgment or adjudication by a third party against Client to the extent arising from an allegation or determination that the Licensed Technology (or any portion thereof) used by Client in accordance with the terms and subject to the conditions of this Agreement infringes or misappropriates the United States Intellectual Property right of such third party (individually and collectively, an “Infringement Claim”), provided that (u) Client notifies M*Modal in writing of any assertion of infringement or misappropriation, whether or not such assertion constitutes an Infringement Claim, promptly after Client is made aware in writing of such assertion, and (v) M*Modal shall have the right to assume the defense (with counsel reasonably acceptable to Client) of any such Infringement Claim, including, without limitation, the ability, in its sole discretion, to compromise or settle the Infringement Claim (provided that any such settlement shall contain a complete release of all claims against Client, including its directors, officers, and employees, and shall not require any admission of fault by Client or such individuals), and Client must supply M*Modal with all reasonable information, assistance and authority for M*Modal to do so (at M*Modal’s sole expense). Notwithstanding anything to the contrary in this Agreement, in the event Client’s use or licensing of the Licensed Technology (or any portion thereof) becomes, or, in the good faith opinion of M*Modal is likely to become, the subject a claim of infringement, M*Modal may in its sole discretion and at its sole expense (w) procure the right for Client to continue to use the Licensed Technology, or (x) modify or replace the Licensed Technology to avoid infringement without material impairment of its functionality. If M*Modal determines that neither of the immediately foregoing alternatives is available to it on commercially reasonable terms, M*Modal may require that Client return the allegedly infringing Licensed Technology, in which case Client shall receive a refund of the amounts paid by it for the returned Licensed Technology. Notwithstanding anything to the contrary in this Agreement, M*Modal shall not incur liability under this paragraph 9.a.i for any Infringement Claim if (y) the alleged or actual infringement is based on the use of any Client or third party modification of or to the Licensed Technology not expressly authorized by M*Modal in writing, if such Infringement Claim would have been avoided by the use of only the Licensed Technology as delivered by M*Modal to Client, or (z) the alleged or actual infringement would have been avoided but for the particular combination, operation, or use of the Licensed Technology with devices, parts or software (including, without limitation, the Client Workflow System) not supplied by M*Modal or approved by authorized M*Modal personnel. With respect to any claims of infringement or misappropriation of a third party’s intellectual property rights, M*Modal’s entire obligation to Client and Client’s sole remedy is for Infringement Claims as set forth in this paragraph 9.a.i.

ii.	M*Modal agrees to defend, indemnify and hold harmless Client with respect to any damages, costs and expenses (including, without limitation, litigation costs and reasonable attorneys’ fees) incurred by Client as a result of any action, claim, investigation or proceeding of a third party arising from an allegation or determination that Client violated the Health Insurance Portability and Accountability Act of 1996 (or the rules and regulations promulgated thereunder) if such violation is directly caused by or directly arises out of either Client’s use of the Licensed Technology in accordance with the terms and subject to the conditions of this Agreement, the performance by M*Modal of any professional service under this Agreement, or violation by M*Modal of its obligations under Section 7i. hereof (each, a “HIPAA Claim”), provided that (y) Client notifies M*Modal in writing of any HIPAA Claim promptly after Client is made aware in writing of such assertion, and (z) M*Modal shall have the right to assume the defense (with counsel reasonably acceptable to Client) of any such HIPAA Claim, including, without limitation, the ability, in its sole discretion, to compromise or settle the HIPAA Claim (provided that any such settlement shall contain a complete release of all claims against Client, including its directors, officers, and employees, and shall not require any admission of fault by Client or such individuals), and Client must supply M*Modal with all reasonable information, assistance and authority for M*Modal to do so (at the sole expense of M*Modal). With respect to any claims of violation by Client of the Health Insurance Portability and Accountability Act of 1996 (or the rules and regulations promulgated thereunder), M*Modal’s entire obligation to Client and Client’s sole remedy is for HIPAA Claims as set forth in this paragraph 9.a.ii.

b.	Client Indemnification: Client agrees to defend, indemnify and hold harmless M*Modal with respect to any damages, costs and expenses (including, without limitation, litigation costs and reasonable attorney fees) incurred by M*Modal as a result of any action, claim, investigation or proceeding of a third party brought against M*Modal (each, a “Third Party Claim”) caused by or arising out of the use, distribution or performance by Client (or by any third party individual or entity allowed to use the Licensed Technology under one or more of the attached License

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Grant/Restrictions Schedules) of the Client Workflow System (including the Licensed Technology as embedded therein) or any transcription service (whether or not rendered through use of the Client Workflow System), including, without limitation, any claim of infringement (but excluding any claim of infringement/misappropriation for which M*Modal has expressly agreed to provide indemnity under paragraph 9.a.i, above, if such claim of infringement/misappropriation is asserted against M*Modal), personal injury claim, product liability claim, claim for payment of taxes, or claim of a violation of the Health Insurance Portability and Accountability Act of 1996 (or the rules and regulations promulgated thereunder) (but excluding any claim of violation of Health Insurance Portability and Accountability Act of 1996 (or the rules and regulations promulgated thereunder) for which M*Modal has expressly agreed to provide indemnity under paragraph 9.a.ii, above, if such claim of violation is asserted against M*Modal), provided that (y) M*Modal notifies Client in writing of any Third Party Claim promptly after M*Modal is made aware in writing of such assertion, and (z) Client shall have the right to assume the defense (with counsel reasonably acceptable to M*Modal) of any such Third Party Claim, including, without limitation, the ability, in its sole discretion, to compromise or settle the Claim (provided that any such settlement shall contain a complete release of all claims against M*Modal, including its directors, officers, and employees, and shall not require any admission of fault by M*Modal or such individuals), and M*Modal must supply Client with all reasonable information, assistance and authority for Client to do so (at the sole expense of Client). With respect to any action, claim, investigation or proceeding of a third party brought against M*Modal in the manner described in this paragraph 9.b, Client’s entire obligation to M*Modal and M*Modal’s sole remedy is for Third Party Claims as set forth in this paragraph 9.b.

10.	Term and Termination; Concomitant Obligations

a.	Term with Production Requirements: The initial term of this Agreement shall be one (1) year, commencing on the Effective Date (the “Initial Term”), unless otherwise terminated earlier as provided herein. This Agreement may, at Client’s sole option, renew at the expiration of the Initial Term for a successive one (1) year period (the “First Renewal Term,” if any, with the “Initial Term,” the “Production Term”), provided that at least sixty (60) calendar days prior to the commencement of such one (1) year period extension, Client commits in writing to designating an increased Peak Load of at least [*****] minutes for all billing periods during the First Renewal Term. This Agreement may renew at the expiration of the First Renewal Term for up to three (3) successive one (1) year periods (respectively, the “Second Renewal Term,” the “Third Renewal Term,” and the “Fourth Renewal Term,” if any, with the “First Renewal Term” and the “Initial Term,” the “Production Term”), provided that at least sixty (60) calendar days prior to the commencement of each such one (1) year period extension, Client commits in writing to designating during the applicable Renewal Term, an increased Peak Load of at least [*****] minutes for all billing periods during such applicable Renewal Term. Alternatively, and following the Fourth Renewal Term, this Agreement may renew for additional successive one (1) year periods if mutually agreed to by the Parties in writing at least sixty (60) calendar days prior to the commencement of any such one (1) year period extension (the “Additional Renewal Terms,” which, if any, with the prior terms, the “Production Term”). In the event Client or the Parties, as applicable, does or do not elect to so renew this Agreement prior to the expiration of the then-effective Production Term, the Production Term shall be deemed completed as of such expiration date (the “Production Term Completion Date”).

b.	Term Without Production Requirements: In the event of an upcoming Production Term Completion Date, or, in the event Client properly terminates this Agreement at any time during the Production Term in accordance with the terms and subject to the conditions contained in paragraphs 10.c or 10.d, below, then Client may, at its sole option, elect to renew all of these Terms and Conditions (with the exception of section 2, above, and any and all attachments referenced therein, the terms and conditions of which shall be deemed deleted in their entirety and replaced with the phrase “Intentionally Left Blank”) and place into effect both the attached Non-Production License Grant/Restrictions Schedule and Non-Production Maintenance and Support Schedule for a period of up to five (5) and one quarter consecutive years (i.e., five years and three (3) months) (the “Non-Production Term”), effective either immediately following the Production Term Completion Date or immediately following proper termination, as applicable, by executing and returning to M*Modal both the Non-Production License Grant/Restrictions Schedule and the Non-Production Maintenance and Support Schedule either sixty (60) calendar days prior to the Production Term Completion Date or at the time Client provides notice (pursuant to paragraph 10.c or 10.d, below) of termination during the Production Term, as applicable. Notwithstanding anything to the contrary in this Agreement, Client may, at its sole option, terminate this Agreement during the Non-Production Term by providing M*Modal with written notice at least sixty (60) calendar days prior to the date of Client’s intended termination.

c.	Early Termination with Possibility of Cure: Either Party may terminate this Agreement upon written notice in the event the other Party is in breach of any provision of this Agreement, including, without limitation, Client’s obligation to pay Production Fees or License Fees under this Agreement (other than fees covered by a “Dispute Notice”), if such breach materially and adversely affects the benefits of the non-breaching Party under this Agreement and the breaching Party has failed to cure such breach within thirty (30) calendar days after receiving written notice from the non-breaching Party of such breach.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

d.	Early Termination Without Cure: In the event either Party willfully breaches or breaches as a result of gross negligence any provision set forth in section 7 of this Agreement in any material respect, then, in addition to the rights the non-breaching Party has under paragraph 10.c, above, the non-breaching Party may terminate this Agreement upon five (5) business days’ written notice to the other Party with such termination becoming effective immediately upon expiration of the fifth (5th) business day, and, subject to the last sentence of this paragraph, Client shall immediately erase or otherwise destroy any and all copies of the Licensed Technology and other Confidential Information of M*Modal stored in fixed media or resident in the memory of any computer owned or controlled by Client, as well as any and all other copies of same, and shall send to M*Modal written certification, by an officer of Client, of such erasure or destruction. Notwithstanding the foregoing, in the event M*Modal invokes its right under this paragraph 10.d to terminate this Agreement as a result of Client’s gross negligence, M*Modal shall, if requested by Client, grant to Client sixty (60) days to cease Client’s use of the Licensed Technology and other Confidential Information of M*Modal as permitted under this Agreement, and to comply with the erasure/destruction requirement set forth in this paragraph 10.d.

e.	Effect of Termination: Termination or expiration of this Agreement is without prejudice to the enforcement of any undischarged obligations existing at the time of termination or expiration. Neither Party shall be liable to the other for any termination or expiration of this Agreement (including, without limitation, any attachment or schedule), provided such termination or expiration takes place in accordance with the terms and subject to the conditions of this Agreement.

f.	Client Return of Licensed Technology, Confidential Information. Termination or expiration of this Agreement during or at the end of the Production Term without an immediately following Non-Production Term, or termination or expiration of the Agreement during or at the end of the Non-Production Term, as applicable, shall terminate any and all then-effective licenses granted to Client under this Agreement. Within thirty (30) calendar days after such termination or expiration of this Agreement, Client shall erase or otherwise destroy any and all copies of the Licensed Technology and other Confidential Information of M*Modal that Client has not previously returned to M*Modal pursuant to paragraph 7.b, above, and shall send to M*Modal written certification, by an officer of Client, of such erasure or destruction.

g.	M*Modal Return of Confidential Information. Subject to M*Modal’s rights to any Aggregate Data and any product or service improvements, modifications or inventions and any new products or services relating to or based on such Aggregate Data set forth in paragraph 7.i, above, the Parties agree as follows: Termination or expiration of this Agreement during or at the end of the Production Term without an immediately following Non-Production Term, or termination or expiration of the Agreement during or at the end of the Non-Production Term, as applicable, shall terminate M*Modal’s access to and use of Client’s Confidential Information that M*Modal has not previously returned to Client pursuant to paragraph 7.b, above. Within thirty (30) calendar days after such termination or expiration of this Agreement, M*Modal shall erase or otherwise destroy any and all copies of Client’s Confidential Information that Client has not previously returned to M*Modal pursuant to paragraph 7.b, above, and shall send to Client written certification, by an officer of M*Modal, of such erasure or destruction.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

11.	Client’s HIPAA-related Requirements

The Parties have entered into a certain HIPAA Contractor Agreement, dated March 5, 2004 (the “HIPAA Agreement”). To the extent any provision, term or condition contained in this Agreement conflicts with any provision, term or condition contained in the HIPAA Agreement, the relevant provisions, terms and conditions of this Agreement shall have priority of interpretation and application over the provisions, term and conditions of such HIPAA Agreement.

12.	[++++++++++++]

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+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]

13.	General Provisions

a.	Force Majeure: Neither Party shall be liable by reason of any failure or delay in the performance of its obligations hereunder on account of strikes, riots, insurrection, terrorist attacks, fires, flood, storm, explosion, act of God, war (declared or undeclared), governmental action, labor conditions, earthquakes, material shortages or any other similar cause that is beyond the reasonable control of such Party.

b.	Compliance with Law: Each Party shall each comply with all laws, rules and regulations applicable to it and any actions contemplated by this Agreement, including, without limitation, customs laws, import, export, and re-export laws and government regulations of any country from or to which software (and attendant intellectual properties) may be delivered in accordance with the provisions of this Agreement.

c.	No Agency: Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, or other form of agency between the Parties.

d.	Assignment: Neither Party shall assign, sublicense, delegate or otherwise transfer this Agreement, or its rights or liabilities herein, in whole or in part, without the prior written consent of the other Party, except that either Party may make such transfer to an entity into which the Party has merged or that has otherwise succeeded to all or substantially all of such Party’s business and assets to which this Agreement pertains (an “Acquiring Party”), provided that the Acquiring Party has assumed in writing all obligations under this Agreement owing to the other Party. Subject to the foregoing, the rights and liabilities of the Parties hereto shall bind and inure to the benefit of their respective successors or assigns.

e.	Notices: All notices, requests, demands or other communications permitted or required under this Agreement shall be in writing and shall be delivered in person or delivered by a reputable courier service (e.g., FedEx) to the notice recipient and address set forth on the cover page for the other Party, and shall be deemed provided or given to the Party at such address upon documented delivery. Either Party may change its notice recipient or address information by proving the other Party with written notice of such change.

f.	Entire Agreement: This Agreement constitutes the entire agreement between M*Modal and Client with respect to the subject matter hereof, and supersedes any prior agreements, understandings, promises or representations made by either Party to the other concerning the subject matter hereof, or the terms and conditions contained herein. To the extent the foregoing Terms and Conditions conflict with any provision or term or condition set forth in an attachment or a schedule, the Terms and Conditions shall have priority of interpretation and application over the provision or term or condition of such attachment or schedule, unless the attachment or schedule expressly indicates that it is modifying or amending the relevant Terms and Conditions. Neither the foregoing Terms and Conditions nor any attachment or schedule may be modified except by a subsequently dated and written amendment to this Agreement signed on behalf of the Parties by their respective, duly authorized representatives.

g.	No Waiver: The waiver by either Party of a breach of any provision contained in this Agreement shall not be construed as a waiver of any succeeding breach of such provision or a waiver of the provision itself.

h.	Severability: If any provision of this Agreement is found to be invalid, voidable, void or unenforceable, the Parties agree that such invalidity, voidability, voidness or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

i.	Headings: The section and paragraph headings in this Agreement are for convenience only and shall not delimit or affect the meaning of any and all terms and conditions contained herein.

j.	Survival of Provisions: The provisions of this Agreement that impose or contemplate continuing obligations on or of a Party shall survive termination or expiration of this Agreement and remain in effect until all related obligations are satisfied. Without limiting the generality of the immediately preceding statement, the provisions contained in section 7, 8c, 9, 10e – 10g, and in this section 13 shall remain in effect following termination or expiration.

k.	Construction: The Parties have negotiated and prepared this Agreement jointly, and therefore the terms and conditions contained herein shall not be strictly construed against either Party as the drafter.

l.	No Third Party Beneficiaries: There are no intended third party beneficiaries of this Agreement. and this Agreement shall not be construed, interpreted, or deemed to confer any rights whatsoever to any third party or parties.

m.	Counterparts: This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

n.	Governing Law: This Agreement shall be governed by the law of the Commonwealth of Pennsylvania or, where applicable, the federal law of the United States of America, without regard to any provision of Pennsylvania law that would require or permit the application of the substantive law of any other jurisdiction (except United States federal law), and without regard to any provision of United States law that would require or permit the application of the substantive law of any other jurisdiction (except Pennsylvania law).

o.	Injunctive/Equitable Relief: The Parties acknowledge that, in the event of a breach of this Agreement, no adequate remedy at law may be available to the non-breaching Party, and that such non-breaching Party shall be entitled to seek injunctive or other equitable relief in addition to any relief available at law, without the need to post a bond.

p.	Cumulative Remedies: Except as specifically provided for in this Agreement, all remedies provided for in this Agreement are cumulative and are in addition to any rights or remedies available to either Party at law or in equity.

q.	[+++++++++++++]. [+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]

r.	Non-Disparagement: Neither Party will undertake any disparaging or harassing conduct directed at the other (or any employee or affiliate of the other Party) at any time during the Production Term or any Non-Production Term of this Agreement or following termination hereof.

M*Modal	Client

By: /s/Michael Finke (Authorized Signature)	By: /s/ Lance Cornell (Authorized Signature)

Michael Finke Typed or Printed Name	Lance Cornell Typed or Printed Name

CEO Title	C.F.O. Title

10/30/06 Date	10/26/06 Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

ATTACHMENT A1

All capitalized terms used in this Attachment A1 without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

ANYMODAL CDS SERVICE AND ANYMODAL CDS EDITING TOOLS DESCRIPTION

AnyModal CDS Service: a certain set of M*Modal’s existing software components, in Object Code form, and any and all portions thereof, designed for integration into, and use by, clinical documentation workflow software (1) to facilitate a process by which real-time (i.e., not compressed in time) dictation recordings of clinical information are manually transcribed by medical transcription personnel and rendered into medical reports, and (2) when configured for “production” capability, also to automatically convert real-time dictation recordings of clinical information into draft medical reports for medical transcription personnel to review and edit, both (a) by enabling the clinical documentation workflow system to make calls to application services deployed and accessible by means of standardized Web services and (b) through the use of certain configuration and management tools, along with any and all Web services APIs (application programming interfaces), other APIs and related information necessary to integrate such software services and such configuration and management tools into clinical documentation workflow software.

AnyModal CDS Editing Tools: a certain set of M*Modal’s existing user interface-based software components, in Object Code form, and any and all portions thereof, designed for integration and incorporation into, and use by, clinical documentation workflow software (1) to enable typing by medical transcription personnel into AnyModal CDS Service-generated blank documents for the purpose of transcribing and rendering into medical reports real-time dictating recordings of clinical information, and (2) when configured for “production” capability, also to enable review and editing by medical transcription personnel of draft reports generated by the AnyModal CDS Service by automatically converting the recognized words within real-time dictation recordings into textual representation, along with any and all APIs and related information necessary to integrate and incorporate such software components into the clinical documentation workflow software.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

ATTACHMENT A2

All capitalized terms used in this Attachment A2 without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

ANYMODAL CDS FUNCTIONAL SPECIFICATIONS AND TECHNICAL FEATURES/REQUIREMENTS

Functional Specifications

AnyModal CDS Service & AnyModal CDS Editing Tools

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CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

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CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

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CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Technical Features and Requirements

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•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++]

•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]

[+++++++++++++++++++++++++++++++++++++++]

•	[++++++++++++++++++++++++++++++++++++++++++++++++]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++]
•	[+++++++++++++++++++++++++++++]
•	[++++++++++++++++++]
•	[++++++++++++++++++++++++++++++++++++++++++++]
•	[++++++++++++++++++++++++++++++++++++++++++++]

[++++++++++++++++++++++++++]

[++++++++++++++++++++++++++++++++++++++++++++]

•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]
•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

[+++++++++++++++++++++++++++++++++++++++]

•	[+++++++++++++++++++++]
•	[+++++++++++++++++]
•	[+++++++++++++++++++++++++]
•	[++++++++++++++++++]
•	[+++++++++++++++++++++++++++++++++++++++++++++++]
•	[+++++++++++++++++++++++++++++++++++++++]
•	[++++++++++++++++++++++++++++++++++++++++++++]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

ATTACHMENT B

All capitalized terms used in this Attachment B without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

ENROLLMENT PROCEDURES

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++.]

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++.]

Acknowledged and agreed:

Client

By:	/s/ Lance Cornell
(Authorized Signature)

Lance Cornell
Typed or Printed Name

C.F.O.
Title

10/26/06
Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

ATTACHMENT C

All capitalized terms used in this Attachment C without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

PRODUCTION REQUIREMENTS

1.	Definitions

All capitalized terms used in this Production Schedule without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule. The following terms, when used with initial capital letters in this Attachment C, shall have the following, corresponding definitions:

a.	“Billing Period” means one calendar month, starting the first day of such month at 12:01 am and ending at 12:00 midnight on the last day of such month.

b.	“Client Processing Queue” means the queue into which the Client Workflow System submits one or more Client Recordings (defined below) to await Processing.

c.	“Client Recording” means a single dictation recording of an Activated Dictating Physician.

d.	“Peak Load” means the maximum number of minutes of Client Recordings to be Processed by the AnyModal CDS Service per hour.

e.	“Scheduled Downtime” [******************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
*****************************************************************************************************
********************************************************************************************************
**************************************************.]

f.	“Turnaround Time” means the time between the moment a Client Recording is submitted, at Client’s highest possible priority (without subsequent reprioritization), by the Client Workflow System to the AnyModal CDS Service for Processing and the moment the Draft Report for such Client Recording is made available to the Client Workflow System for retrieval by Client.

2.	Production

Production Level: Not later than the Effective Date, Client shall execute and return to M*Modal the Production Level Purchase Form attached to this Attachment C to designate the initial desired Peak Load. [************************************************

************************************************************************************************************

************************************************************************************************************

************************************************************************************************************

************************************************************************************************************

******************************************.]

Production Commitment: Beginning on the Effective Date, the AnyModal CDS Service will Process, in sequential order as prioritized or reprioritized by Client, all Client Recordings within the Client Processing Queue that are scheduled by the Client Workflow System for Processing through the AnyModal CDS Service. Except for Client Recordings submitted by the Client Workflow System to the AnyModal CDS Service during a Scheduled Downtime [*********************************************************

*****************************************], for each Client Recording[***************************************

submitted by the Client Workflow System to the AnyModal CDS Service for Processing, the maximum Turnaround Time (“Maximum TAT”) in which the Draft Report for such Client Recording will be made available to the Client Workflow System for retrieval by Client is [**************.]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

[***********************************************************************************************************

************************************************************************************************************

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******************************************************************************************************]

[***************************************************************************************]

[***************************************************************************************]

[***********************************************************************************************************

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*******************************************************************.]

3.	Fees

Monthly Fee Calculation: For each Billing Period (or pro rata portion thereof), the amount owing by Client for production (the “Monthly Fee”) shall be calculated in accordance with the following schedule based on the Peak Load designated by Client and the cumulative number of minutes of Client Recordings Processed by the AnyModal CDS Service for which corresponding Draft Reports are made available to and retrieved by Client within such Billing Period (the “Cumulative Monthly Minutes”):

Designated Peak Load	Price per Minute	Minimum Payment

[******************************************************************************************************]

[******************************************************************************************************]

[******************************************************************************************************]

[******************************************************************************************************]

[******************************************************************************************************]

The Monthly Fee shall consist of the greater of (a) the Cumulative Monthly Minutes for such Billing Period multiplied by the Price-per-Minute fee listed for the corresponding Designated Peak Load and (b) the Minimum Payment set forth above for the corresponding Designated Peak Load. Notwithstanding anything to the contrary in the foregoing, Client agrees that, during each month, the Cumulative Monthly Minutes shall, at a minimum, equal at least [*****]percent ([***}%) of the Client Recording minutes Processed by the AnyModal CDS Service for which Draft Reports were made available to the Client Workflow System for retrieval by Client, whether or not Client actually retrieved such Draft Reports.

[************************************************************************************************

***************************************************************************************]

Monthly Fee Remittance: [****************************************************************************

**************************************************************************************************

**************************************************************************************************

**************************************************************************************************

**************************************************************************************************

**********************************************.]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

****************************************************************************************************

****************************************************************************************************

****************************************************************************************************

****************************************************************************************************

*************************************.]

M*Modal		Client

By:	/s/ Michael Finke	By:	/s/ Lance Cornell
	(Authorized Signature)		(Authorized Signature)

	Michael Finke		Lance Cornell
	Typed or Printed Name		Typed or Printed Name

	CEO		C.F.O.
	Title		Title

	10/30/06		10/26/06
	Date		Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Production Level Purchase Form

Client Name: Transcend Services, Inc.

Designated Peak Load (circle one): [***********************************************************]

Date of Commencement of Billing Period

for which Designated Peak Load is Effective: 9/1/06

Previously Designated Peak Load (if any):

Client

By:	/s/ Lance Cornell
(Authorized Signature)

Lance Cornell
Typed or Printed Name

C.F.O.
Title

10/26/06
Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

ATTACHMENT D

M*Modal

Clinical Documentation Solution Agreement

Statement of Work Schedule ___

Legacy Enrollment

1.	Definitions

All capitalized terms used in this SOW ___ without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

2.	[++++++++++++++++++++]

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++.]

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++]

•

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++ ++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++ ++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++]

•	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++ +++++++++++++++++++++++++++++++++++++++]

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++]

Enrollment Work Plan

Upon receipt by M*Modal of the relevant Training Information from Client, M*Modal shall perform the legacy enrollment services described in paragraph 2 of this SOW ____, above, and make a Dictating Physician profile available by the date indicated for the following Dictating Physicians. The Dictating Physicians shall be identified by Client in a manner sufficient to complete the schedule set forth below.

Dictating Physician Name	Clinical Specialty	Associated Client Customer	Recording Setup	Date of Availability of Dictating Physician Profile
[Insert number] months following M*Modal’s receipt of the required Training Information.

3.	Fees

[****************************************************************************************************

*****************************************************************************************************

**********************]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

4.	Term

This SOW _____ shall be effective during, and its term shall be coterminous with, [insert desired term].

M*Modal		Client

By:		By:
	(Authorized Signature)		(Authorized Signature)

	Typed or Printed Name		Typed or Printed Name

	Title		Title

	Date		Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

ATTACHMENT E

All capitalized terms used in this Attachment E without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

RATES

[**********************************************************************************]

[**********************************************************************************]

[**********************************************************************************]

[**********************************************************************************]

[**********************************************************************************]

[**********************************************************************************]

[**********************************************************************************]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

ATTACHMENT F

All capitalized terms used in this Attachment F without definition that are expressly defined in the Terms and Conditions, in another attachment or in a schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

[+++++++++++++++++++++++++++++++++++++++++++]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal

Clinical Documentation Solution Agreement

License Grant/Restrictions Schedule 1

1.	Definitions

All capitalized terms used in this License Grant/Restrictions Schedule 1 without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

For the purpose of this License Grant/Restrictions Schedule 1, (a) “AnyModal CDS Service,” “AnyModal CDS Editing Tools” and “Licensed Technology” shall include any and all applicable Updates delivered by M*Modal to Client under Maintenance and Support Schedule 1, (b) “AnyModal CDS Service” and “AnyModal CDS Editing Tools” shall include all functionality set forth in Attachment A2 to the Terms and Conditions, and (c) the AnyModal CDS Service shall be hosted at M*Modal’s data center and accessed by the Client Workflow System through an Internet connection.

2.	License Grant; Restrictions

In accordance with the terms and subject to the conditions of this Agreement, M*Modal hereby grants to Client, and Client hereby accepts, a non-exclusive, non-transferable (except as specifically provided herein), revocable (as specifically provided herein) license to

a.	Internally integrate the AnyModal CDS Service into the Client Workflow System, and Internally integrate and incorporate the AnyModal CDS Editing Tools into the Client Workflow System,

b.	Internally access and use the AnyModal CDS Service as integrated into the Client Workflow System for the sole purpose of assisting with the transcription and management of dictated clinical information, provided Client shall not use the AnyModal CDS Service in connection with a service, software or a product containing functionality similar to that contained in AnyModal CDS (whether or not such service, software or product is integrated or incorporated into the Client Workflow System),

c.	Internally use the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System for the sole purpose of assisting with the transcription and management of dictated clinical information, provided that (i) Client must use only the AnyModal CDS Editing Tools (and no other editing software or tools) in connection with the AnyModal CDS Service functionality accessed through the Client Workflow System, and (ii) Client may not use the AnyModal CDS Editing Tools in connection with a service, software or a product containing functionality similar to that contained in the AnyModal CDS Service (whether or not such service, software or product is integrated or incorporated into the Client Workflow System),

d.	Internally demonstrate to existing and prospective Client Customers the functionality of the AnyModal CDS Service as integrated into the Client Workflow System and the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System,

e.	allow individuals engaged by Client on a contract basis to assist with the transcription of dictation recordings of clinical information into textual medical reports ("Contract Transcriptionists") acting within the scope of such engagement to use the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System for the sole purpose of assisting Client with the transcription and management of dictated clinical information of Client Customers, provided that (i) any such Contract Transcriptionists must use only the AnyModal CDS Editing Tools and no other editing software or tools in connection with the AnyModal CDS Service functionality accessed through the Client Workflow System, (ii) such Contract Transcriptionist may not use the AnyModal CDS Editing Tools in connection with a service, software or a product containing functionality similar to that contained in the AnyModal CDS Service (whether or not such service, software or product is integrated or incorporated into the Client Workflow System), and (iii) such Contract Transcriptionists are required to exercise the degree of care imposed on Client under this Agreement to protect the M*Modal Technology, Information and IP (and any portion thereof),

f.	[++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++]

g.	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+++++++++++++++++++++++++++++++++++++++++++++++++++++++]

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++]

Without expanding the limited license grant, Client and any and all of its sublicensees shall not (i) disassemble, reverse compile or reverse engineer the Licensed Technology, or take any action in order to derive a source code equivalent of the Licensed Technology (except as otherwise required under applicable law, in which case any such works are Derivative Works of the Licensed Technology and thus are the sole and exclusive property of M*Modal), (ii) release to any third party results of any benchmark, performance, or functionality tests performed on the Licensed Technology (iii) release to any third party any results obtained through use of the Licensed Technology, including, without limitation, media or text output, except as expressly set forth in the Agreement (for avoidance of doubt, Client shall have the right to deliver to Client Customers the Final Medical Reports prepared for such Client Customers), (iv) incorporate, bundle or pre-load the Licensed Technology into any software or computing device of Client except as expressly set forth in the Agreement (including any attachment or schedule to the Terms and Conditions), (v) create Derivative Works of any part of the Licensed Technology, except as expressly set forth in the Agreement, (vi) sublicense the Licensed Technology to a third party, or otherwise permit use of the Licensed Technology (including, without limitation, timesharing or networking use) by any third party, except as expressly set forth in the Agreement, (vii) use the Draft Reports, Structured Medical Reports or Final Medical Reports with any speech technology other than that contained within the Licensed Technology, or (viii) link or combine the Licensed Technology with any open source software without the written permission of M*Modal, which permission shall not be unreasonably withheld, conditioned or delayed.

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++]

3.	Fees

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

4.	Term

This License Grant/Restrictions Schedule 1 shall be effective during, and its term shall be coterminous with, the Production Term.

M*Modal	Client

By: /s/ Michael Finke (Authorized Signature)	By: /s/ Lance Cornell (Authorized Signature)

Michael Finke Typed or Printed Name	Lance Cornell Typed or Printed Name

CEO Title	C.F.O. Title

10/30/06 Date	10/26/06 Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal

Clinical Documentation Solution Agreement

Non-Production License Grant/Restrictions Schedule 1

1.	Definitions

All capitalized terms used in this Non-Production License Grant/Restrictions Schedule without definition that are expressly defined in the Terms and Conditions, in an attachment or in another schedule shall have the meanings ascribed to them in the Terms and Conditions or in such attachment or schedule.

For the purpose of this Non-Production License Grant/Restrictions Schedule, (a) “AnyModal CDS Service,” “AnyModal CDS Editing Tools” and “Licensed Technology” shall include any and all applicable Updates previously delivered by M*Modal to Client under Maintenance and Support Schedule 1, as well as any and all applicable Updates delivered by M*Modal to Client under the Non-Production Maintenance and Support Schedule, (b) “AnyModal CDS Service” and “AnyModal CDS Editing Tools” shall not include any functionality set forth under the heading “Production” in Attachment A2 to the Terms and Conditions, and (c) within ninety (90) days of the commencement of the Non-Production Term, the AnyModal CDS Service shall be hosted at Client’s data center and accessed by the Client Workflow System through Client’s local area network.

2.	License Grant; Restrictions

In accordance with the terms and subject to the conditions of this Agreement, M*Modal hereby grants to Client, and Client hereby accepts, a non-exclusive, non-transferable (except as specifically provided herein), revocable (as specifically provided herein) license to

a.	Internally access (or, when hosted by Client, run) and use the AnyModal CDS Service as integrated into the Client Workflow System for the sole purpose of assisting with the transcription and management of dictated clinical information, provided Client shall not use the AnyModal CDS Service in connection with a service, software or a product containing functionality similar to that contained in AnyModal CDS (whether or not such service, software or product is integrated or incorporated into the Client Workflow System),

b.	Internally use the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System for the sole purpose of assisting with the transcription and management of dictated clinical information, provided that (i) Client must use only the AnyModal CDS Editing Tools (and no other editing software or tools) in connection with the AnyModal CDS Service functionality accessed through the Client Workflow System, and (ii) Client may not use the AnyModal CDS Editing Tools in connection with a service, software or a product containing functionality similar to that contained in the AnyModal CDS Service (whether or not such service, software or product is integrated or incorporated into the Client Workflow System),

c.	Internally demonstrate to existing and prospective Client Customers the functionality of the AnyModal CDS Service as integrated into the Client Workflow System and the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System,

d.	allow individuals engaged by Client on a contract basis to assist with the transcription of dictation recordings of clinical information into textual medical reports ("Contract Transcriptionists") acting within the scope of such engagement to use the AnyModal CDS Editing Tools as integrated and incorporated into the Client Workflow System for the sole purpose of assisting Client with the transcription and management of dictated clinical information of Client Customers, provided that (i) any such Contract Transcriptionists must use only the AnyModal CDS Editing Tools and no other editing software or tools in connection with the AnyModal CDS Service functionality accessed through the Client Workflow System, (ii) such Contract Transcriptionists may not use the AnyModal CDS Editing Tools in connection with a service, software or a product containing functionality similar to that contained in the AnyModal CDS Service (whether or not such service, software or product is integrated or incorporated into the Client Workflow System), and (iii) such Contract Transcriptionists are required to exercise the degree of care imposed on Client under this Agreement to protect the M*Modal Technology, Information and IP (and any portion thereof),

e.	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

f.	[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++]

Without expanding the limited license grants, Client and any and all of its sublicensees shall not (i) disassemble, reverse compile or reverse engineer the Licensed Technology, or take any action in order to derive a source code equivalent of the Licensed Technology (except as otherwise required under applicable law, in which case any such works are Derivative Works of the Licensed Technology and thus are the sole and exclusive property of M*Modal), (ii) release to any third party results of any benchmark, performance, or functionality tests performed on the Licensed Technology (iii) release to any third party any results obtained through use of the Licensed Technology, including, without limitation, media or text output, except as expressly set forth in the Agreement, (iv) incorporate, bundle or pre-load the Licensed Technology into any software or computing device of Client except as expressly set forth in the Agreement (including any attachment or schedule to the Terms and Conditions), (v) create Derivative Works of any part of the Licensed Technology, except as expressly set forth in the Agreement, (vi) sublicense the Licensed Technology to a third party, or otherwise permit use of the Licensed Technology (including, without limitation, timesharing or networking use) by any third party, except as expressly set forth in the Agreement, (vii) use the Draft Reports, Structured Medical Reports or Final Medical Reports previously created under License Grant/Restrictions Schedule 1 with any speech technology other than that contained within the Licensed Technology, or (viii) link or combine the Licensed Technology with any open source software without the written permission of M*Modal, which permission shall not be unreasonably withheld, conditioned or delayed.

3.	Fees

[+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

++++++++++++++++++++++++++++++++++++++++]

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

4.	Term

This Non-Production License Grant/Restrictions Schedule shall be effective during, and its term shall be coterminous with, the Non-Production Term.

	M*Modal		Client

By:	/s/ Michael Finke	By:	/s/ Lance Cornell
	(Authorized Signature)		(Authorized Signature)

	Michael Finke		Lance Cornell
	Typed or Printed Name		Typed or Printed Name

	CEO		C.F.O.
	Title		Title

	10/30/06		10/26/06
	Date		Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal

Clinical Documentation Solution Agreement

Maintenance and Support Schedule 1

1.	Definitions

All capitalized terms used in this Maintenance and Support Schedule 1 without definition that are expressly defined in the Terms and Conditions or in another attachment or schedule shall have the meanings ascribed to them in the Terms and Conditions or such attachment or schedule. The following term(s), when used with initial capital letters in this Maintenance and Support Schedule 1, shall have the following, corresponding definition(s):

“Maintenance and Support Services” mean, in relation to the Licensed Technology, corrections of defects in the Licensed Technology or its documentation, as applicable, and provision of Updates and Workarounds, if applicable, as set forth below.

“Workaround” means, as applied to an Error, a reasonable change in operating procedures whereby Client can avoid the deleterious effects of such Error.

2.	Maintenance and Support Terms and Conditions

a. Maintenance

M*Modal shall provide Client with any and all Updates created by M*Modal) during the Production Term of the Agreement to the functional portion of AnyModal CDS (as AnyModal CDS has been adapted by M*Modal for Client) licensed to Client during the Production Term (the “M*Modal Products”).

b. Support

i. Error Correction. M*Modal shall work to correct Errors within the M*Modal Products used by Client in accordance with the following.

(1)	Contacts. The telephone/pager number and email address of the M*Modal Support Team to which the Client staff member(s) designated in accordance with this paragraph (1) shall report any and all Errors within the M*Modal Products is as follows:.

Telephone/Pager Number	Email Address
[++++++++++++++]	[++++++++++++]

Client shall designate below up to two (2) staff members (including name, telephone number and email address) to act as the technical liaisons responsible for Client’s communication with the M*Modal Support Team concerning any and all Errors within the M*Modal Products, both of whom shall possess sufficient technical expertise to perform Client’s obligations hereunder, including, without limitation, those set forth in paragraph (5), below.

Name	Telephone Number	Email Address
[++++++++++++++]	[++++++++++++]	[++++++++++++]
[++++++++++++++]	[++++++++++++]	[++++++++++++]

Either Party may substitute other individuals for those the Party listed above by providing the other Party with one (1) week’s prior written notice of its intent to do so.

(2)	Error Reporting. Client shall report any and all Errors, prominently indicating the severity of such Error (as set forth in paragraph (3), below) within the M*Modal Products (each, an “Error Notice”) to the M*Modal Support Team as follows: For Priority 1 Errors, by both telephone and email, seven (7) days per week, twenty-four (24) hours per day; for Priority 2 and Priority 3 Errors, by both telephone and email during normal M*Modal business days and business hours: Monday – Friday (non-holidays), 9:00 am – 5:00 pm. For Priority 2 and Priority 3 Errors, any Error Notice received after M*Modal business hours will be deemed to be received by M*Modal on M*Modal’s immediately following business day.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal shall report any and all Errors, prominently indicating the severity of such Error (as set forth in paragraph (3), below) within the M*Modal Products (each, an “Error Notice”) to the Client Contact as follows: For Priority 1 Errors, by both telephone and email, seven (7) days per week, twenty-four (24) hours per day; for Priority 2 and Priority 3 Errors, by both telephone and email during normal M*Modal business days and business hours: Monday – Friday (non-holidays), 9:00 am – 5:00 pm.

(3)	Error Levels. Severity of Errors is prioritized as follows:

(x)	Priority 1 – Error within M*Modal Products causing loss of essential functionality (as defined within specifications agreed upon by the Parties in writing) (e.g., services provided by network-based AnyModal CDS are halted other than during a Scheduled Downtime) that prevents Client from operating its business, for which no Workaround is available.

(y)	Priority 2 – Error within M*Modal Products causing either ♦ loss of essential functionality (as defined within specifications agreed upon by the Parties in writing) (e.g., services provided by network-based AnyModal CDS are halted other than during a Scheduled Downtime) that prevents Client from operating its business, for which a Workaround is available, or ♦ impaired essential functionality (as defined within specifications agreed upon by the Parties in writing) or degradation of performance of M*Modal Products that results in a detrimental impact on Client’s business operations, for which no Workaround is available.

(z)	Priority 3 – Error within M*Modal Products causing either ♦ impaired essential functionality (as defined within specifications agreed upon by the Parties in writing) or degradation of performance of M*Modal Products that results in a detrimental impact on Client’s business operations for which a Workaround is available, or ♦ impaired functionality (as defined within specifications agreed upon by the Parties in writing), whether such functionality is essential or not, or degradation of performance of M*Modal Products that does not result in a detrimental impact on Client’s business operations, for which a Workaround may or may not be available.

(4)	Resolution Goals. The term “Resolution” means a temporary or permanent correction of the Error within the M*Modal Products by (a) a recommendation on the integration, functions or operation of the M*Modal Products, or (b) a modification to the M*Modal Products that either corrects the Error or eliminates the practical adverse effect of the Error on Client. M*Modal shall exercise commercially reasonable efforts to provide a Resolution within the following timeframes:

•

Priority 1: Not longer than four (4) hours after M*Modal’s receipt of the Error Notice, M*Modal shall begin to work continuously until Resolution is attained or as long as useful progress can be made, provided Client must diligently assist M*Modal during this resolution period, either on site or by pager, to help with data gathering, testing, and applying fixes.

•	Priority 2: Within five (5) M*Modal business days of M*Modal’s receipt of the Error Notice.

•

Priority 3: Within thirty (30) M*Modal business days of M*Modal’s receipt of the Error Notice, or in a future Update of the applicable M*Modal Products, if such Update is scheduled to be provided within sixty (60) calendar days of M*Modal’s receipt of the Error Notice.

(5)	Client Obligations. Before providing any Error Notice to M*Modal, Client shall use commercially reasonable efforts to verify the existence of an actual Error in the M*Modal Products, including, without limitation, through execution of standard diagnostic procedures by Client. Immediately upon providing an Error Notice to M*Modal, Client shall obtain any and all information necessary for M*Modal to determine the nature of the issue(s) surrounding the Error and to isolate such Error, including, without limitation, system information, transaction data and reproducible test cases. Resolution timeframes shall be extended by any delays in the time taken by Client to gather such information.

(6)	Assistance. M*Modal shall use commercially reasonable efforts to provide Client with reasonable assistance concerning proper use of the M*Modal Products. To the extent any such assistance exceeds a reasonable level, M*Modal shall supply a price quotation to Client regarding costs for continued assistance.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

3.	Fees

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4.	Term

This Maintenance and Support Schedule 1 shall be effective during, and its term shall be coterminous with, the Production Term.

M*Modal	Client

By: /s/ Michael Finke (Authorized Signature)	By: /s/ Lance Cornell (Authorized Signature)

Michael Finke Typed or Printed Name	Lance Cornell Typed or Printed Name

CEO Title	C.F.O. Title

10/30/06 Date	10/26/06 Date

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal

Clinical Documentation Solution Agreement

Non-Production Maintenance and Support Schedule

1.	Definitions

All capitalized terms used in this Non-Production Maintenance and Support Schedule without definition that are expressly defined in the Terms and Conditions or in another attachment or schedule shall have the meanings ascribed to them in the Terms and Conditions or such attachment or schedule. The following term(s), when used with initial capital letters in this Non-Production Maintenance and Support Schedule, shall have the following, corresponding definition(s):

“Maintenance and Support Services” mean, in relation to the Licensed Technology, corrections of defects in the Licensed Technology or its documentation, as applicable, and provision of Updates and Workarounds, if applicable, as set forth below.

“Workaround” means, as applied to an Error, a reasonable change in operating procedures whereby Client can avoid the deleterious effects of such Error.

2.	Maintenance and Support Terms and Conditions

a.	Maintenance

M*Modal shall provide Client with any and all Updates created by M*Modal) during the Non-Production Term of the Agreement to the functional portion of AnyModal CDS (as AnyModal CDS has been adapted by M*Modal for Client) licensed to Client during the Non- Production Term (the “M*Modal Products”).

b.	Support

i.	Error Correction. M*Modal shall work to correct Errors within the M*Modal Products used by Client in accordance with the following.

(1)	Contacts. The telephone/pager number and email address of the M*Modal Support Team to which the Client staff member(s) designated in accordance with this paragraph (1) shall report any and all Errors within the M*Modal Products is as follows:.

Telephone/Pager Number	Email Address
[++++++++++++++]	[++++++++++++++]

Client shall designate below up to two (2) staff members (including name, telephone number and email address) to act as the technical liaisons responsible for Client’s communication with the M*Modal Support Team concerning any and all Errors within the M*Modal Products, both of whom shall possess sufficient technical expertise to perform Client’s obligations hereunder, including, without limitation, those set forth in paragraph (5), below.

Name	Telephone Number	Email Address
[++++++++++++++]	[++++++++++++++]	[++++++++++++++]
[++++++++++++++]	[++++++++++++++]	[++++++++++++++]

Either Party may substitute other individuals for those the Party listed above by providing the other Party with one (1) week’s prior written notice of its intent to do so.

(2)	Error Reporting. Client shall report any and all Errors, prominently indicating the severity of such Error (as set forth in paragraph (3), below) within the M*Modal Products (each, an “Error Notice”) to the M*Modal Support Team as follows: For Priority 1 Errors, by both telephone and email, seven (7) days per week, twenty-four (24) hours per day; for Priority 2 and Priority 3 Errors, by both telephone and email during normal M*Modal business days and business hours: Monday – Friday (non-holidays), 9:00 am – 5:00 pm. For Priority 2 and Priority 3 Errors, any Error Notice received after M*Modal business hours will be deemed to be received by M*Modal on M*Modal’s immediately following business day.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

M*Modal shall report any and all Errors, prominently indicating the severity of such Error (as set forth in paragraph (3), below) within the M*Modal Products (each, an “Error Notice”) to the Client Contact as follows: For Priority 1 Errors, by both telephone and email, seven (7) days per week, twenty-four (24) hours per day; for Priority 2 and Priority 3 Errors, by both telephone and email during normal M*Modal business days and business hours: Monday – Friday (non-holidays), 9:00 am – 5:00 pm.

(3)	Error Levels. Severity of Errors is prioritized as follows:

(x)	Priority 1 – Error within M*Modal Products causing loss of essential functionality (as defined within specifications agreed upon by the Parties in writing) (e.g., services provided by network-based AnyModal CDS are halted other than during a Scheduled Downtime) that prevents Client from operating its business, for which no Workaround is available.
(y)	Priority 2 – Error within M*Modal Products causing either ♦ loss of essential functionality (as defined within specifications agreed upon by the Parties in writing) (e.g., services provided by network-based AnyModal CDS are halted other than during a Scheduled Downtime) that prevents Client from operating its business, for which a Workaround is available, or ♦ impaired essential functionality (as defined within specifications agreed upon by the Parties in writing) or degradation of performance of M*Modal Products that results in a detrimental impact on Client’s business operations, for which no Workaround is available.
(z)	Priority 3 – Error within M*Modal Products causing either ♦ impaired essential functionality (as defined within specifications agreed upon by the Parties in writing) or degradation of performance of M*Modal Products that results in a detrimental impact on Client’s business operations for which a Workaround is available, or ♦ impaired functionality (as defined within specifications agreed upon by the Parties in writing), whether such functionality is essential or not, or degradation of performance of M*Modal Products that does not result in a detrimental impact on Client’s business operations, for which a Workaround may or may not be available.

(4)	Resolution Goals. The term “Resolution” means a temporary or permanent correction of the Error within the M*Modal Products by (a) a recommendation on the integration, functions or operation of the M*Modal Products, or (b) a modification to the M*Modal Products that either corrects the Error or eliminates the practical adverse effect of the Error on Client. M*Modal shall exercise commercially reasonable efforts to provide a Resolution within the following timeframes:

•

Priority 1: Not longer than four (4) hours after M*Modal’s receipt of the Error Notice, M*Modal shall begin to work continuously until Resolution is attained or as long as useful progress can be made, provided Client must diligently assist M*Modal during this resolution period, either on site or by pager, to help with data gathering, testing, and applying fixes.

•	Priority 2: Within five (5) M*Modal business days of M*Modal’s receipt of the Error Notice.

•

Priority 3: Within thirty (30) M*Modal business days of M*Modal’s receipt of the Error Notice, or in a future Update of the applicable M*Modal Products, if such Update is scheduled to be provided within sixty (60) calendar days of M*Modal’s receipt of the Error Notice.

(5)	Client Obligations. Before providing any Error Notice to M*Modal, Client shall use commercially reasonable efforts to verify the existence of an actual Error in the M*Modal Products, including, without limitation, through execution of standard diagnostic procedures by Client. Immediately upon providing an Error Notice to M*Modal, Client shall obtain any and all information necessary for M*Modal to determine the nature of the issue(s) surrounding the Error and to isolate such Error, including, without limitation, system information, transaction data and reproducible test cases. Resolution timeframes shall be extended by any delays in the time taken by Client to gather such information.

(6)	Assistance. M*Modal shall use commercially reasonable efforts to provide Client with reasonable assistance concerning proper use of the M*Modal Products. To the extent any such assistance exceeds a reasonable level, M*Modal shall supply a price quotation to Client regarding costs for continued assistance.

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

3.	Fees

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4.	Term

This Non-Production Maintenance and Support Schedule shall be effective during, and its term shall be coterminous with, the Non-Production Term.

M*Modal	Client

By: /s/Michael Finke (Authorized Signature)	By: /s/ Lance Cornell (Authorized Signature)

Michael Finke Typed or Printed Name	Lance Cornell Typed or Printed Name

CEO Title	C.F.O. Title

10/30/06 Date	10/26/06 Date

CONFIDENTIAL TREATMENT